EXHIBIT 32.2
                            SECTION 906 CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report on Form 10-KSB for the period ended December 31, 2005 (the "Report") of Infinity Capital Group, Inc. (the "Company") I, Theodore A. Greenberg, Chief Financial Officer, Chief Investment Officer and Secretary of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2006

/s/Theodore A. Greenberg
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Theodore A. Greenberg, Chief Financial Officer, Chief Investment Officer, and Secretary


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.